CERTIFICATION

      In connection with the Quarterly Report of Barrington Foods International, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rendal Williams, Chief Executive and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

       (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.

                                    /s/ Rendal Williams
Date:  August 19, 2002              ------------------------------------
                                    Rendal Williams
                                    Chief Executive and Financial Officer





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